UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SCIENTIFIC GAMES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M34833-P11337 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SCIENTIFIC GAMES CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 7, 2011. SCIENTIFIC GAMES CORPORATION 750 LEXINGTON AVE NEW YORK, NY 10022 Meeting Information Meeting Type: Annual Meeting For holders as of: April 15, 2011 Date: June 7, 2011 Time: 10:30 AM EDT Location: Company Executive Offices 750 Lexington Avenue 19th Floor New York, NY 10022 See the reverse side of this notice to obtain proxy materials and voting instructions.

M34834-P11337 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance, and for information on how to obtain directions to the meeting and vote in person. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M34835-P11337 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: 01) A. Lorne Weil 02) David L. Kennedy 03) Michael R. Chambrello 04) Peter A. Cohen 05) Gerald J. Ford 06) J. Robert Kerrey 07) Ronald O. Perelman 08) Michael J. Regan 09) Barry F. Schwartz 10) Frances F. Townsend 11) Eric M. Turner The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2011. 3. To approve an offer to exchange on a value-for-value basis certain stock options held by the Company's employees and directors for a lesser number of restricted stock units (and requisite amendments to the Company's 2003 Incentive Compensation Plan). 4. To approve an amendment and restatement of the Company's 2003 Incentive Compensation Plan. 5. To approve, on an advisory basis, the compensation of the Company's named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal: 6. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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